UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): November 1, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

                       1-32532                               20-0865835
              (Commission File Number)                    (I.R.S. Employer
                                                        Identification No.)

      50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
          (Address of principal executive offices)           (Zip Code)

             P.O.   Box 391, Covington, Kentucky             41012-0391
                    (Mailing Address)                        (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 2230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On November 1, 2005, the Personnel and Compensation Committee (the "P & C Committee") of the Board of Directors of Ashland Inc. ("Ashland") approved performance hurdle, target and maximum objectives for incentive compensation ("IC") awards for fiscal year 2006, and performance objectives for the 2006 - 2008 Performance Period for the Long-Term Incentive Program ("LTIP"), pursuant to the Amended and Restated Ashland Inc. Incentive Plan (the "Incentive Plan").

     For fiscal 2006, objectives for IC payments under the Incentive Plan were established by the P & C Committee as Ashland operating income, division operating income and cash flow. Financial weightings of these objectives will vary depending upon an individual employee's role at Ashland.

     The P & C Committee also established the following objectives and corresponding weighting for LTIP payments under the Incentive Plan for the 2006 - 2008 Performance Period:

     o  Executive  Committee  (excludes the Chemical Sector Chief Operating
        Officer)
        -  50% weighting on Chemical Sector Return on Investment
        -  50% weighting on  Transportation  Construction  Sector Return on
           Investment
     o Chemical Sector and resource group participants (includes the Chemical Sector Chief Operating Officer)
        -  75%  weighting  on Chemical  Sector  Return on  Investment
        -  25% weighting on  Transportation  Construction  Sector Return on
           Investment
     o  Transportation  Construction Sector and resource group participants
        -  75% weighting on  Transportation  Construction  Sector Return on
           Investment
        -  25% weighting on Chemical Sector Return on Investment

Item 1.02.  Termination of a Material Definitive Agreement

     Effective November 3, 2005, Ashland terminated the $300 Million 364-Day Revolving Credit Agreement Ashland had entered into on March 21, 2005, with The Bank of Nova Scotia as Sole Lead Arranger, Sole and Exclusive Book Manager, Administrative Agent and Swing Line Lender; SunTrust Bank and JP Morgan Chase Bank, N.A., as Co-Syndication Agents; The Royal Bank of Scotland PLC and Citibank, N.A., as Co-Documentation Agents; and the Lenders Signatory Thereto (the "Revolver"). The Revolver is no longer necessary for Ashland's financing needs. There were no early termination penalties incurred by Ashland.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 ASHLAND INC.
                                 -------------------------------------------
                                                 (Registrant)





Date:  November 4, 2005           /s/ J. Marvin Quin
                                 --------------------------------------------
                                 Name:     J. Marvin Quin
                                 Title:    Senior Vice President and
                                           Chief Financial Officer